                                                                    Exhibit 10.2

                 [RICHMOND COUNTY FINANCIAL CORP. LETTERHEAD]



                           __________________, 1997



Richmond County Financial Corp.
1214 Castleton Avenue
Staten Island, New York 10310

Dear ___________:

     This letter confirms Richmond County Financial Corp.'s commitment to fund a leveraged ESOP in an amount up to $ ________. The commitment is subject to the following terms and conditions:

     1.  Lender: Richmond County Financial Corp. (the "Company").
         ------

     2.  Borrower: Richmond County Savings Bank Employee Stock Ownership Plan.
         --------

     3.  Trustee: _________________________.
         -------

     4.  Security: Unallocated shares of stock of the Company held in the
         --------
         Richmond County Savings Bank Employee Stock Ownership Plan.

     5.  Maturity: Up to 20 years from takedown.
         --------

     6.  Amortization: Equal annual principal and interest payments
         ------------

     7.  Pricing:
         -------

         a. [___%] or [the Prime Rate as published in the Wall Street Journal on the date of the loan transaction].

     8.  Interest Payments:
         -----------------

         a.   Annual on a 360 day basis.

     9.   Funding: In full by ______________, unless such date is waived by the
          -------
          Company.

     10.  Prepayment: Voluntary prepayment are permitted at any time.
          ----------

     11.  Conditions Precedent to Closing: Receipt by the Company of all
          -------------------------------
          supporting loan documents in a form and with terms and conditions satisfactory to the Company and its counsel. Consummation of the transaction will also be contingent upon no material adverse change occurring in the condition of Richmond County Savings Bank or the Company.

     12.  Closing Date: Not later than __________, unless such date is waived by
          ------------
          the Company.

     If the terms and conditions are agreeable to you, please indicate your acceptance by signing the enclosed copy and returning it to my attention.

                                           Sincerely,




                                           Lending Officer

Accepted on Behalf of
Richmond County Savings Bank



By:                                            Date:
    -------------------------------------            ---------------------------

    President and Chief Executive Officer

                         RICHMOND COUNTY SAVINGS BANK
                        EMPLOYEE STOCK OWNERSHIP TRUST
                          LOAN AND SECURITY AGREEMENT


Richmond County Financial Corp.
1214 Castleton Avenue
Staten Island, New York 10310

___________________, 1997

Gentlemen:

       The undersigned, ____________________ ("Trustee"), not individually but solely as Trustee under the Richmond County Savings Bank Employee Stock Ownership Trust (the "Trust") effective ________ (the "Borrower"), applies to you for your commitment, subject to all of the terms and conditions hereof and on the basis of the representations hereinafter set forth, to make a loan available to the Borrower as hereinafter set forth. Richmond County Financial Corp. is hereinafter referred to as the "Lender". The term "Bank" as used herein refers to the sponsoring employer of the Richmond County Savings Bank Employee Stock Ownership Plan (the "ESOP").

SECTION ONE.  THE TERM LOAN.

       1.1   Amount and Terms.  Subject to and upon the terms and conditions
             ----------------
herein set forth, the Lender agrees to lend amounts to the Borrower from time to time during the period of this agreement up to but not including ___________ (the "Maturity Date") in an aggregate principal amount sufficient to permit the Borrower to acquire a number of shares ("Shares") of common stock, par value $0.01 ("Common Stock") of Richmond County Financial Corp., a Delaware corporation, and the Holding Company of the Bank, equal to 8% of the Shares issued in connection with the conversion of the Bank from the mutual to stock form ("Loan Amount").

       The Loan is intended to be an "exempt loan" as described in
Section 4975(d) of the Internal Revenue Code of 1986, as amended (the "Code"), as defined in Section 54.4975-7(b) of the Treasury Regulations (the "Regulations"), as described in Section 408(b)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as described in Department of Labor Regulations Section 2550.408b-3 (collectively, the "Exempt Loan Rules").

       1.2   The Note.  The disbursement of the Loan pursuant to Section 1.1
             --------
hereof shall be made against and evidenced by a promissory note of the Borrower in the form annexed hereto as Exhibit A (the "Note"), such Note to bear interest as hereinafter provided, and to mature in twenty (20) equal annual installments consisting of both principal and interest amortized over a twenty (20) period in an amount sufficient to repay all borrowed amounts plus interest, commencing on ________________ and on the last day of each and every ______________ each year thereafter, except that the final installment in the amount of all principal and interest not sooner paid shall be due on ______________, the final maturity thereof.

       Without regard to the principal amount of the Note stated on its face, the actual principal amount at any time outstanding and owed by the Borrower on account of the Note shall be the amount of the disbursement of the Loan made by the Lender under Section 1.1 hereof less all payments of principal actually received by the Lender. The amount of such disbursement made by the Lender and any repayments of principal thereof shall be recorded by the Lender on its books or records or, at its option, endorsed on the reverse side of the Note by the Lender and the unpaid principal balance at any time so recorded or endorsed by the Lender shall be prima facie evidence in any court or other proceedings brought to enforce the Note of the principal amount remaining unpaid thereon.

       1.3   Exempt Loan Rules.  Notwithstanding anything to the contrary
             -----------------
contained in this Loan and Security Agreement (the "Agreement") or in the Note, the Borrower shall be obligated to make repayments of the Loan only to the extent that such repayments when added to the repayments theretofore made during the applicable plan year would not exceed an amount which would cause the limitations of Section 415 of the Code to be exceeded for any ESOP participant.

       Except as set forth in the next succeeding sentence and to the extent permitted by applicable law, including, without limitation, the Exempt Loan Rules, the principal amount of the Loan and any interest thereon shall be payable solely from contributions (other than contributions of employer securities) made to the Trust in accordance with the ESOP, and cash dividends received on the Shares, to enable the Borrower to pay its obligations under the Loan and from earnings attributable to the Shares and the investment of such contributions and dividends.

       The Lender acknowledges and agrees that it shall have no other recourse against the Borrower for repayment of the Loan and that it shall have no recourse against assets of the ESOP included in the Trust other than pursuant to Sections 3 and 8 hereof.

SECTION TWO.  INTEREST AND FEES.

       2.1   Interest Rate.  The Loan shall bear interest (which the Borrower
             -------------
hereby promises to pay) prior to maturity (whether by lapse of time, acceleration or otherwise) at a rate per annum equal at all times to the Interest Rate as defined in Section 10.3 hereof.

       2.2   Basis and Payment Dates.  All interest accruing on the Note prior
             -----------------------
to maturity shall be due and payable on an annual basis on the last day of each year (commencing ______________) and at maturity (unless prepaid in whole prior to such date, then on the date of such prepayment in whole) and interest accruing after maturity shall be due and payable upon demand. All interest on the Note shall be computed on the basis of a year of 360 days.

SECTION THREE. COLLATERAL.

     3.1  Grant of Security Interest-Pledge Shares.  The Borrower hereby grants,
          ----------------------------------------
pledges and assigns to the Lender all Shares of the issues and outstanding common stock, par value $.01 per share all of which were either (i) purchased by the Borrower from the proceeds of the disbursement of the Loan; (ii) acquired by the Borrower with the proceeds of a prior exempt loan within the meaning of
Section 54.4975-7(b) of the Regulations, and pledged as collateral for such prior exempt loan, where the balance of such prior exempt loan has been repaid with the proceeds of the disbursement of the Loan (the "Pledged Shares" being hereinafter referred to as the "Collateral"). The Pledged Shares shall be evidenced by a stock certificate. The assignment and pledge herein granted and provided for is made and given to secure and shall secure the prompt payment of principal of and interest on the Note as and when the same becomes due and payable and the payment, observance and performance of any and all obligations and liabilities arising under or provided for in this Agreement or the Note or any of them in each instance as the same may be amended or modified and whether now existing or hereafter arising.

     3.2  Further Assurances.  The Borrower covenants and agrees that it will at
          ------------------
any time and from time to time as requested by the Lender execute and deliver such further instruments and do and perform such other acts as the Lender may reasonably deem necessary or desirable to provide for or perfect the lien of the Lender in the Collateral hereunder.

     3.3  Voting.  Upon the occurrence of a Default or an Event of Default
          ------
hereunder, the Lender shall have the right to transfer the Collateral or any part thereof into its name or into the name of its nominee. The Lender shall not be entitled to vote the Pledged Shares unless and until an Event of Default has occurred and so long as the same shall not have been waived by the Lender.

     3.4  Partial Releases.  The Lender agrees, provided always that no Default
          ----------------
or Event of Default shall have occurred and continuing, as promptly as is practicable after ______________ in each year (the period commencing ___________ and ending __________ and each subsequent 12-month period ending on ___________ being hereinafter referred to as a "Plan Year"), to release that number of Pledged Shares then being held to secure the Loan which is equal to the number of such Pledged Shares held as of the last day of the Plan Year multiplied by a fraction, the numerator of which is the aggregate amount of all principal and interest payments made on the Note during the Plan Year and the denominator of which is the sum of the numerator plus the unpaid principal and interest of the Note as of the last day of such Plan Year.

SECTION FOUR. PAYMENTS.

     4.1   Place and Application. All payments of principal, interest, fees and
           ---------------------
all other amounts payable hereunder shall be made to the Lender at______________________________for the account of the Lender(or at such other place for the account of the Lender as the Lender may from time to time in writing specify to the Borrower) in immediately available and freely transferable funds at the place of payment. All payments shall be paid in full without setoff or counterclaim and without reduction for and free from any and all taxes, levies, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by any government or any political subdivision or taxing authority thereof.

     4.2   Prepayments. The Borrower shall have the privilege of prepaying in
           -----------
whole or in part the Note at any time upon giving three (3) Business Days' prior notice to the Lender, each such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment. All such prepayments shall be made without premium or penalty. Prepayments shall first be applied to the several installments of the Note in the inverse order of their respective maturities.

SECTION FIVE. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants to the Lender as follows:

     5.1 The Trust is a duly organized, validly existing employee stock ownership trust.

     5.2 The proceeds of the disbursement of the Loan shall be applied in their entirety to the payment of the purchase price for the Pledged Shares.

     5.3 The Borrower has full right, power and authority to enter into this Agreement, to make the borrowings hereunder provided for, to issue the Note in evidence thereof and to perform each and all of the matters and things herein and therein provided for and this Agreement does not, and the Note when issued will not, nor will the performance or observance by the Borrower or any of the matters or things herein or therein provided, contravene any provision of law or the Trust or any other covenant or agreement affecting the Trust or any of its assets. As or the date of the disbursement of the Loan, the Pledged Shares will be fully paid and non-assessable and the Pledged Shares will be owned by the Borrower free and clear of all liens, charges and encumbrances whatsoever, except for any lien of Lender provided for herein.

     5.4 Except as disclosed to the Lender in writing, there is no litigation or governmental proceeding pending, nor to the knowledge of the Borrower threatened, against the ESOP and Trust.

     5.5 The ESOP and Trust have no material liabilities, whether absolute or contingent, except for those heretofore disclosed to the Lender.

SECTION SIX. REPRESENTATIONS AND WARRANTIES OF THE LENDER

     The Lender represents and warrants that:

     6.1 The Lender is a corporation duly organized under the laws of the State of Delaware, and is validly existing and in good standing under the laws of the State of Delaware. The Lender has full power and authority and legal right to make and perform this Agreement.

     6.2 The execution, delivery and performance by the Lender of this Agreement have been duly authorized by all necessary action by the Lender and is not and will not violate any provisions of law applicable to the Lender, any rules, regulations or orders applicable to the Lender or any judgments or decrees binding upon the Lender. This Agreement is a valid and legally binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting credits' rights generally and the general principles of equity (regardless of whether considered in a proceeding at law or in equity).

     6.3 No authorizations, approvals or consents of, and no filings or registrations with, any governmental regulatory authority or agency are required for the execution, delivery or performance by the Lender of this Agreement, or any transaction contemplated hereby, or for the validity or enforceability against the Lender hereof except as have already been received or accomplished.

     6.4 The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with or constitute a default under (i) any of the provisions of the Lender's Certificate of Incorporation or Bylaws, (ii) any provision of any agreement, instrument, order, arbitration award, judgment or decree to which the Lender is a party or by which it is or its assets are bound (iii) any statute, rule or regulation of any federal, state or local government or agency applicable to the Lender, except in any such case (i), (ii) , (iii) above, for any such conflicts, violations, defaults which either individually or in the aggregate do not have a material adverse effect on the business properties of the Lender and its subsidiaries, taken as a whole.

     6.5 The Bank has taken such actions as are required by applicable law to be taken by it to establish the ESOP and the Trust.

     6.6 There is no action, suit, investigation or proceeding pending, or to the best knowledge of the Bank, threatened against or affecting the ESOP before any court or governmental department, agency or instrumentality.

     6.7  The Loan will be an "exempt loan" as that term is defined under
Section 54.4975-7(b)(1)(iii) of the Regulations, provided the ESOP Committee determines that the interest rate is not more than reasonable; and the transactions contemplated by this Agreement are not "prohibited transactions" within the meaning of Section 4975 of the Code or Section 406(a) of ERISA.

     6.8 Except as otherwise provided in this Agreement, the Shares are not subject to any restriction on transfer under applicable Federal securities law and may be freely traded over-the-counter.

SECTION SEVEN. CONDITIONS PRECEDENT.

     The obligation of the Lender to make the Loan shall be subject to satisfaction of the following conditions precedent:

     7.1 The Lender shall have received executed originals of this Agreement and the Note duly signed and properly completed.

     7.2 The Lender shall have received either (i) the certificate evidencing all the Pledged Shares together with duly executed blank stock power therefore or (ii) if such Pledged Shares are not yet available, a duly executed agreement to pledge such stock in the form attached hereto as Exhibit B (in which event such certificate and stock power will be delivered within 6 days of the date the Lender makes the Loan).

     7.3 The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Agreement and the Note.

SECTION EIGHT. COVENANTS.

     Borrower covenants and agrees that so long as any amount remains unpaid on the Note or the Commitment is outstanding, except to the extent compliance in any case or cases is waived in writing by the Lender:

     8.1  Compliance.  The Borrower will comply with all requirements of the
          ----------
Code, ERISA and any other law, rule or regulation applicable to it as such laws, rules or regulations affect the ESOP or the Trust.

     8.2  Reports.
          -------

          (a) The Borrower will maintain a system of accounting for the ESOP and the Trust in accordance with sound accounting practice and will, from time to time, furnish to the Lender and its duly authorized representatives, such information and data with respect to the financial condition of the ESOP and the Trust as the Lender may reasonably request.

          (b) Without any request the Borrower will furnish to the Lender promptly after knowledge thereof shall have come to the attention of the Borrower, written notice of the occurrence of any Default or Event of Default hereunder or of any threatened or pending litigation or governmental proceeding against the Plan or the Trust.

     8.3  Determination Letter.  The Bank shall apply for a determination letter
          --------------------
from the Internal Revenue Service that the Plan and the Trust, taken together, qualify as an employee stock ownership plan for purposes of Section 4975(e)(7) of the Code and the rules and regulations thereunder.

SECTION NINE. EVENTS OF DEFAULT AND REMEDIES.

     9.1  Event of Default. Any one or more of the following shall constitute an
          ----------------
Event of Default hereunder:

          (a) The Borrower shall default in the payment of principal and/or interest in respect of the Note or any other amounts payable under this Agreement when due;

          (b) Any representation, warranty or statement made by the Borrower herein or in connection with the making of the Loan proves to be incorrect in any material respect as of the date of the issuance or making thereof;

          (c) The Borrower shall default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subparts (a) and (b), inclusive, of this Section 9.1) contained in this Agreement and such default shall continue unremedied for a period of 30 days after notice to the Borrower by the Lender or any other holder of the Note;

          (d) The ESOP shall be terminated prior to the expiration of the term of this Agreement.

     9.2  Limitations on Use of Trust Assets. When any Event of Default
          ----------------------------------
described in subsections (a) to (c), of Section 9.1 has occurred and is continuing, the Lender or the holder of the Note shall have no rights to assets of the Trust other than (i) contributions (other than contributions of employer securities) that are made by the Lender to enable the Borrower to meet its obligations pursuant to the Loan, cash dividends received by the Borrower on the Shares and earnings attributable to the investment of such contributions and dividends and (ii) the Pledged Stock; provided further, however, that the value of Trust assets transferred to the Lender as a result of an Event of Default shall not exceed the amount of the repayment then in default, and, provided further, that so long as the Lender is a "party in interest" within the meaning of ERISA Section 3(14) or a "disqualified person" within the meaning of Section 4975(e)(2) of the Code, a transfer of Trust assets upon default shall be made only if, and to the extent of, the Borrower's failure to meet the loan's payment schedule.

     9.3  Rights Upon an Event of Default.  When any Event of Default has
          -------------------------------
occurred and is continuing the Lender may, in addition to such other rights or remedies as it may have, then or at any time or times thereafter exercise with respect to the Collateral any and all of the rights, options and remedies of a secured party under the Uniform Commercial Code of New York (the "UCC") including without limitation the sale of all or any part of the Collateral at any brokers' board or any public or private sale, provided, however that the Lender shall only be able to exercise such rights and remedies to the extent of all interest and principal payments which are due and payable as of the date of the Event of Default and provided further that prior to such exercise the Lender shall release from the Collateral so much thereof as it would have been required to release under Section 3.4 hereof if the period from the previous ____________ to the date of such release constituted a Plan Year and no Event of Default had occurred. The net proceeds of any such sale, after deducting all costs and expenses incurred in the collection, protection, sale and delivery of the Collateral (which expenses Borrower promises to pay) shall be applied first to the payment of any costs and expenses incurred by the Lender in selling or otherwise disposing of the Collateral, second, to the payment of the principal of and the interest on the Note, and, third, ratably as among any other items of the indebtedness hereby secured. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. Any requirement of said UCC as to reasonable notice shall be met by the Lender personally delivering or mailing notice (by certified mail - return receipt requested) to the Borrower at its address as provided in Section 11.6 hereof at least ten (10) days prior to the event giving rise to the requirement of such notice. In connection with any offer, solicitation or sale of the Collateral, the Lender may restrict bidders and otherwise proceed in whatever manner it reasonably believes appropriate in order to comply or assure compliance with applicable legal requirements pertaining to the offer and sale of securities of the same type as the Collateral.

     9.4  ERISA Restrictions. The number of shares of Pledged Stock as to which
          ------------------
the Lender may exercise the rights set forth in this Section 9 may not exceed that number of shares (then remaining subject to pledge hereunder) which is then equal in current value to the amount in default under the Note. The remedies set forth in this Section 9 may only be exercised to the extent consistent with the restrictions on remedies set forth in Section 408(b)(3) of ERISA and the regulations thereunder and Section 4975(d)(3) of the Code and the regulations thereunder.

SECTION TEN. DEFINITIONS.

        10.1 The term "Business Day" shall mean any day on which savings
                       ------------
institutions are generally open for business in New York other than a Saturday or Sunday.

        10.2 The term "Event of Default" shall mean any event condition
                       ----------------
specified as such in Section 9.1 hereof and the term "Default" shall mean any
                                                      -------
event or condition which, with the lapse of time, the giving of notice, or both would constitute an Event of Default.

        Capitalized terms defined elsewhere in this Agreement shall have the meanings as defined in all provisions hereof.

        10.3 The term "Interest Rate" shall mean prime rate as published in the
                       -------------
Wall Street Journal on _______________________.

SECTION ELEVEN. MISCELLANEOUS.

        11.1 Holidays. If any principal of the Note shall fall due on Saturday,
             --------
Sunday or on another day which is a legal holiday for savings institutions in the State of New York interest at the rate the Note bears for the period prior to maturity shall continue to accrue on such principal from the stated due date thereof to and including the next succeeding Business Day on which the same is payable.

        11.2 No Waiver, Cumulative Remedies. No delay or failure on the part of
             ------------------------------
the Lender or the part of the holder of the Note in the exercise of any power or right shall preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies hereunder of the Lender and of any holder of the Note are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

        11.3 Amendments, Etc. No amendment, modification, termination or waiver
             ---------------
of any provision of this Agreement or of the Noter nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such consent, modification or waiver shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other further notice or demand in similar or other circumstances.

        11.4 Survival of Representations. All representations and warranties
             ---------------------------
made herein or in certificates given in connection with the Loan shall survive the execution and delivery of this Agreement and of the Note, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

     11.5 Payments. So long as the Lender is the holder of the Note, the
          --------
Borrower will promptly and punctually pay the principal of and interest on the Note without presentment of the Note and without any notation of any such payment being made on the Note.

     11.6. Addresses for Notices. All communications provided for herein shall
           ---------------------
be in writing and shall be deemed to have been given or made when served personally or when deposited in the United States mail addressed, if to the Borrower at _________________________________ Trust Officer, if to the Lender at _____________________________________, or at such other address as shall be designated by any party hereto in written notice to each other party pursuant to this Section 11.6.

     11.7 Headings. Article and Section headings used in this Agreement are for
          --------
convenience or reference only and are not a part of this Agreement for any other purpose.

     11.8 Severability of Provisions. Any provision of this Agreement which is
          --------------------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without impairing the enforceability of the remaining provisions hereof affecting the enforceability of such provision in any other jurisdiction.

     11.9 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, and by different parties hereto on separate counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     11.10 Binding Nature, Governing Law, Etc. This Agreement shall be binding
           ----------------------------------
upon the Borrower and its successors and assigns and shall inure to benefit of the Lender and the benefit of its successors and assigns, including any subsequent holder of the Note. To the extent not preempted by Federal Law, this Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of New York without regard to principles of conflicts of laws. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and prior agreements, whether written or oral, with respect thereto are superseded hereby.

     11.11 Concerning the Borrower. The term "Borrower" as used herein shall
           -----------------------
mean and include the undersigned as Trustee of the Trust and its successors in trust not individually but solely at Trustee under that certain Richmond county Savings Bank Employee Stock Ownership Trust effective __________________, by and between the undersigned and Richmond County Savings Bank and this Agreement shall be binding upon the understanding and its successors and assigns and upon the trust estate. The undersigned assumes no personal or individual liability or responsibility for payment of the indebtedness evidenced by the Note or for observance or performance of the covenants and agreements herein contained or for the truthfulness of the representations and warranties herein contained, the undersigned having executed this Agreement and the Note solely in its capacity as trustee as aforesaid to bind the undersigned, its successors in trust and the trust estates.

     11.12  Limited Liability. Anything contained herein or in the Note to the
            -----------------
contrary notwithstanding, the sole and only recourse of the Lender and any other holder of the Note for payment of the obligations hereunder and under the Note, as against the Borrower for the payment of the obligations hereunder and under the Note shall be to (i) the Collateral, (ii) contributions, other than employer securities not constituting Collateral hereunder, made to the ESOP and the Trust by sponsoring employers to enable the Borrower to meet its obligations hereunder and under the Note, and (iii) earnings attributable to the Pledged Shares and to the investment of such employer contributions, but only to the extent of the failure of the Borrower to meet the payment schedule of the Loan provided for herein. The trust assets may be transferred to Lender upon the occurrence of a Default or an Event of Default hereunder only upon and to the extent of the failure of the Plan to meet the payment schedule of the Loan. In no event may the value of the Trust assets so transferred exceed the amount of the default.

     11.13  Lender's Duty of Care. It is agreed and understood that the Lender's
            ---------------------
duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in the Lender's possession, which shall not include any steps necessary to preserve rights against prior parties.

     All provisions in this Agreement shall be construed so as to maintain (i) the ESOP as a qualified leveraged employee stock ownership plan under Sections 401(a) of the Code and 4975(e)(7) of the Code, (ii) the Trust as exempt from taxation under Section 501(a) of the Code, and (iii) the Loan as an "exempt loan" under the Exempt Loan Rules.




               [Remainder of this page intentionally left blank]

     Upon your acceptance hereof in the manner hereinafter set forth, this Agreement shall constitute a contract between us for the uses and purposes hereinabove set forth.

     Dated as of this ______ day of _________________



                                    _________________, and its successors in trust, as Trustee under that certain Richmond County Savings Bank Employee Stock Ownership Trust effective _____________ by and between the undersigned and Richmond County Savings Bank.


                                    By
                                      ---------------------------------------




         Accepted and agreed to at Staten Island, New York as of the date last above written.




                                    By
                                      ---------------------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE

Amount sufficient to satisfy the Loan Amount                ________, 199_
Staten Island, New York


     For VALUE RECEIVED, the undersigned, _____________, not individually but solely as Trustee under that certain Richmond County Savings Bank Employee Stock Ownership Trust effective ____________ by and between the undersigned ("Borrower") and Richmond County Savings Bank promises to pay to the order of Richmond County Financial Corp. (the "Lender") at its office at ___________________________, the aggregate unpaid principal amount of all loan amounts or advances under the loan made to the Borrower under Section 1.1 of the Loan and Security Agreement hereinafter referred to in twenty (20) consecutive annual equal installments, consisting of both principal and interest, amortized over a twenty (20) year period in an amount sufficient to repay all borrowed amounts plus interest, payable annually on ____________________, and on the last business day of each and every ______ in each year thereafter, except that the final installment in the amount of all principal and interest not sooner paid shall be due on ___________________, the final maturity hereof.

     The Borrower promises to pay interest (computed on the basis of a year of 360 days) at said office on the balance of principal from time to time remaining outstanding and unpaid hereon at the rate per annum equal at all times to the Interest Rate as defined in Section 10.3 of the Loan and Security Agreement (as defined below) on the last business day of each and every January, commencing _____________________, and in each year thereafter and on the final maturity date of this Note. On demand, the Borrower promises to pay interest and any overdue principal hereof (whether by lapse of time, acceleration, or otherwise) until paid at the stated rate.

     This Note is issued under the terms and provisions of that certain Richmond County Savings Bank Employee Stock Ownership Trust Loan and Security Agreement bearing even date herewith by and between the Borrower and the Lender (the "Loan and Security Agreement") and this Note and the holder hereof are entitled to all the benefits and security provided for by or referred to in such Loan and Security Agreement.

     This Note may be declared due prior to its express maturity and voluntary prepayments may be made hereon, all in the events, on the terms and in the manner as provided in such Loan and Security Agreement.

     Recourse for the payment of this Note has been limited to the provisions of the Loan and Security Agreement and this Note is expressly made subject to such provisions. This Note shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws. The Borrower hereby waives presentment for payment and demand.

     Upon the occurrence of an Event of Default as such term is defined in the Loan and Security Agreement at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note may immediately become due and payable by the Borrower to the Lender pursuant to the provisions of
Section 9.2 of the Loan and Security Agreement, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other documents evidencing and securing this Loan and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

                                          ________________ and its successors in
                                          trust, as Trustee under that certain
                                          Richmond County Savings Bank Employee
                                          Stock Ownership Trust effective
                                          ___________ by and between the
                                          undersigned and Richmond County
                                          Savings Bank


                                                By:
                                                   ----------------------------

                                   EXHIBIT B
                              SECURITY AGREEMENT
              INSTRUMENTS OR NEGOTIABLE DOCUMENTS TO BE DEPOSITED



     For new value contemporaneously given by Richmond County Financial Corp., ("Lender") to the undersigned ("Borrower"), the receipt whereof is hereby acknowledged, the Borrower does hereby grant a security interest to said Lender in the instruments or negotiable documents hereafter described ("Collateral"), in all of which Collateral the Borrower warrants that the Borrower has good, valid and effective rights to the ownership possession thereof and to the grant of the security interest hereby made:

     All Shares of the common stock, par value $.01 per share, of Richmond County Financial Corp., a Delaware corporation, acquired with the proceeds of the Loan Amount.

     Borrower agrees to deliver said collateral to said Lender not later than the close of business on _________________, said date being within _____ days from the date hereof.

     Said security interest secures the payment of all indebtedness and liabilities as undertaken in the Loan and Security Agreement OF which this is a part, now existing or hereafter arising, and the Lender has all the rights with respect to said Collateral and said security interest as more fully set forth in the form of secured note or notes executed and delivered by the undersigned to said Lender prior hereto or contemporaneously herewith.

     This agreement, including matters of interpretation and construction, and the rights of the Lender and the duties and obligations of the debt hereunder are to be determined in accordance with the laws of the State of New York, particularly the Uniform Commercial Code, except where preempted by federal law.

Dated at Staten Island, New York the ___ day of _____________.

                                    _____________________, and its successors in
                                    trust, as Trustee under that certain
                                    Richmond County Savings Bank Employee Stock
                                    Ownership Trust effective ____________ by and between the undersigned and Richmond County Savings Bank.

                                    By:
                                       -----------------------------------------